Exhibit 10.21

CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. […***…] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECOND AMENDMENT TO

LICENSING AND COLLABORATION AGREEMENT

This Second Amendment (the “Amendment”) to that certain Licensing and Collaboration Agreement, dated October 22, 2014, as amended, (the “Agreement”) by and between ELI LILLY AND COMPANY, a corporation organized and existing under the laws of Indiana, with its principal business office located at Lilly Corporate Center, Indianapolis, Indiana 46285 (“Lilly”) and ZYMEWORKS INC., a corporation organized and existing under the laws of Canada, and extraprovincially in British Columbia, having an address at 540-1385 West 8th Avenue, Vancouver, BC, Canada V6H 3V9 (“Zymeworks”), is made effective as of January 17, 2017 (the “Amendment Effective Date”). Zymeworks and Lilly are each referred to individually as a “Party” and together as the “Parties.”

BACKGROUND

A.	Lilly and Zymeworks entered into the Agreement, pursuant to which the Parties are conducting the Research Program and Zymeworks granted certain licenses to Lilly under the Zymeworks Intellectual Property.

B.	Lilly and Zymeworks now desire to amend the Agreement to reflect the Parties’ agreement with respect to the Minimum Working Capital Amount, all as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows:

AGREEMENT

1.	Definitions. Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the Agreement.

2.	Section 5.1(c). Effect of Qualified IPO. A new Section 5.1(c) is hereby added to the Agreement as follows:

“Effect of Qualified IPO. Notwithstanding anything herein to the contrary, if Zymeworks completes a Qualified IPO, Section 5.1(b) of this Agreement shall be of no further force and effect. For purposes of the foregoing, a “Qualified IPO” means an initial public offering of

Confidential

CONFIDENTIAL

Common Shares on a Qualifying Exchange resulting in at least U.S.$[…***…] of gross proceeds to Zymeworks.”

3.	No Other Modifications. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. No waiver of the performance of any obligation under this Amendment shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Amendment may be amended or modified other than by a written document signed by authorized representatives of each Party.

THIS AMENDMENT AND THE AGREEMENT AS AMENDED BY THIS AMENDMENT SET FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF LILLY AND ZYMEWORKS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERCEDES ALL PRIOR DISCUSSIONS, AGREEMENTS AND WRITINGS IN RELATION THERETO.

4.	Miscellaneous. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to any rules of conflict of laws.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

ZYMEWORKS INC.

By:
Name:	Ali Tehrani, Ph.D.
Title:	President & Chief Executive Officer
Date:

ELI LILLY AND COMPANY

By:
Name:
Title:
Date:

Confidential

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